UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2005 (February 8, 2005)

Axesstel, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-32160	91-1982205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 Flanders Drive, Suite 210, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 625-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note - This Form 8-K/A is being filed solely for the purpose of re-filing the redacted Amendment to Subscriber Unit License Agreement and DMSS Software Agreements and does not reflect any events occurring after the date of filing of the original Form 8-K or otherwise modify or update any of the information contained therein.

Item 1.01 Entry into a Material Definitive Agreement.

On February 8, 2005, Axesstel, Inc., a California corporation and wholly owned subsidiary of the registrant (“Axesstel”), entered into an Amendment to Subscriber Unit License Agreement and DMSS Software Agreements (the “Amendment”) with Qualcomm Incorporated (“Qualcomm”), pursuant to which the parties expanded the scope of the license granted to Axesstel under the Subscriber Unit License Agreement dated November 14, 2000 (the “License Agreement”) to allow Axesstel to make, use and sell certain mobile CDMA based products in addition to the fixed wireless CDMA based products currently offered. The Amendment also eliminates the risk that CDMA based products developed or offered by Axesstel since November 14, 2000, and CDMA based products that are currently being developed or offered, are not covered by the License Agreement. In consideration of its rights under the Amendment, Axesstel agreed to pay Qualcomm license fees in addition to those already paid under the License Agreement. These additional license fees are payable in installments and are anticipated to be capitalized and amortized over the estimated life of the license. The Registrant expects that these additional license fees will have minimal impact to its cash flow and operations.

With the exception of these additional license fees, the Amendment eliminates the issues and concerns raised in Item 8.01 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 7, 2005.

Confidential portions of the Amendment have been redacted and filed separately with the Securities and Exchange Commission. A copy of the redacted Amendment is filed herewith as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the terms of this Amendment is qualified in its entirety by reference to such exhibit.

The information contained in the press release announcing the Amendment is also incorporated herein by reference and filed as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

10.1 Amendment to Subscriber Unit License Agreement and DMSS Software Agreements between Axesstel and Qualcomm Incorporated dated as of February 8, 2005.+

99.1 Press Release issued on February 9, 2005.*

+	Confidential treatment requested.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axesstel, Inc.

By:	/s/ Patrick Gray
Patrick Gray
Vice President, Controller

Date: February 22, 2005